Exhibit 99.1

Investor Presentation March 2019

Forward-Looking Statements 2 This presentation contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, regarding management’s beliefs, estimates, projections and assumptions with respect to, among other things, the Company’s financial results, future operations, business plans and investment strategies, as well as industry and market conditions, all of which are subject to change. Words like “believe,” “expect,” “anticipate,” “promise,” “plan,” and other expressions or words of similar meanings, as well as future or conditional verbs such as “will,” “would,” “should,” “could,” or “may” are generally intended to identify forward-looking statements. Actual results and operations for any future period may vary materially from those projected herein and from past results discussed herein. These forward-looking statements include statements regarding the Company’s proposed corporate reorganization, the expected benefits of such reorganization and the related impact on existing stakeholders, estimates regarding future market capitalization and the anticipated financial impact of the corporate reorganization. Factors which could cause actual results to differ materially from historical results or those anticipated include, but are not limited to: the continually changing federal, state and local laws and regulations applicable to the highly regulated industry in which we operate; lawsuits or governmental actions that may result from any noncompliance with the laws and regulations applicable to our businesses; the mortgage lending and servicing-related regulations promulgated by the Consumer Financial Protection Bureau and its enforcement of these regulations; our dependence on U.S. government-sponsored entities and changes in their current roles or their guarantees or guidelines; changes to government mortgage modification programs; the licensing and operational requirements of states and other jurisdictions applicable to the Company’s businesses, to which our bank competitors are not subject; foreclosure delays and changes in foreclosure practices; certain banking regulations that may limit our business activities; changes in macroeconomic and U.S. real estate market conditions; difficulties inherent in growing loan production volume; difficulties inherent in adjusting the size of our operations to reflect changes in business levels; purchase opportunities for mortgage servicing rights and our success in winning bids; changes in prevailing interest rates; increases in loan delinquencies and defaults; our reliance on PennyMac Mortgage Investment Trust (NYSE: PMT) as a significant source of financing for, and revenue related to, our mortgage banking business; any required additional capital and liquidity to support business growth that may not be available on acceptable terms, if at all; our obligation to indemnify third-party purchasers or repurchase loans if loans that we originate, acquire, service or assist in the fulfillment of, fail to meet certain criteria or characteristics or under other circumstances; our obligation to indemnify PMT if our services fail to meet certain criteria or characteristics or under other circumstances; decreases in the returns on the assets that we select and manage for our clients, and our resulting management and incentive fees; the extensive amount of regulation applicable to our investment management segment; conflicts of interest in allocating our services and investment opportunities among us and our advised entities; the effect of public opinion on our reputation; our recent growth; our ability to effectively identify, manage, monitor and mitigate financial risks; our initiation of new business activities or expansion of existing business activities; our ability to detect misconduct and fraud; our ability to mitigate cybersecurity risks and cyber incidents; our exposure to risks of loss resulting from adverse weather conditions and man-made or natural disasters; and or organizational structure and certain requirements in our charter documents. You should not place undue reliance on any forward-looking statement and should consider all of the uncertainties and risks described above, as well as those more fully discussed in reports and other documents filed by the Company with the Securities and Exchange Commission from time to time. The Company undertakes no obligation to publicly update or revise any forward-looking statements or any other information contained herein, and the statements made in this presentation are current as of the date of this presentation only.

3 (1) As of December 31, 2018 (2) Inside Mortgage Finance for 4Q18 and as of December 31, 2018 (3) Market capitalization as of March 1, 2019 PennyMac Financial Is a Leader in the Mortgage Industry Leading Market Position 3rd largest mortgage producer in the U.S.(2) 8th largest mortgage servicer in the U.S., with a portfolio of 1.5 million customers(2) Manager of PennyMac Mortgage Investment Trust (NYSE: PMT), a residential mortgage REIT focused on unique credit and interest rate sensitive investments sourced from its own loan production What distinguishes PennyMac? Best-in-class, organically built operational platform with over 3,000 employees, led by a seasoned and highly experienced management team Well capitalized with diversified funding sources and relatively low leverage History of developing and deploying technology for competitive advantages and to capture efficiencies Large-scale operation and growth initiatives provide flexibility to absorb excess capacity in a transitioning mortgage origination market $1.8Bn $30.3B $263B $68Bn $263Bn 1H18 Mortgage Production Servicing Portfolio 15% YoY Growth 2018 Mortgage Production in UPB Servicing Portfolio in UPB(1) 2.7x 27% $1.5Bn $1.7Bn Debt-to-Equity Ratio Average ROE Since IPO Assets Under Management(1) Market Capitalization(3) Debt $4,979,762 Equity $1,861,944 D/E 2.7x $299Bn $1.6Bn

4 22% CAGR Book Value Per Share of PFSI Consistent Growth in Shareholder Value Since IPO $7.27 $8.04 $9.92 $12.32 $15.49 $19.95 $21.34 6/30/2013 12/31/2013 12/31/2014 12/31/2015 12/31/2016 12/31/2017 12/31/2018

Overview of PennyMac Financial’s Businesses 5 Complex and highly regulated mortgage industry requires effective governance, compliance and operating systems Operating platform has been developed organically and is highly scalable Commitment to strong corporate governance, compliance and risk management since inception PFSI is well positioned for continued growth in this market and regulatory environment Loan Production Loan Servicing Investment Management Correspondent aggregation of newly originated loans from third-party sellers PFSI earns gains on delegated government-insured and non-delegated loans Fulfillment fees for PMT’s delegated conventional loans Consumer direct origination of conventional and government-insured loans Broker direct origination launched in 2018 Servicing for owned MSRs and subservicing for PMT Major loan servicer for Fannie Mae, Freddie Mac and Ginnie Mae Industry-leading capabilities in special servicing Organic growth results from loan production, supplemented by MSR acquisitions and PMT investment activity External manager of PennyMac Mortgage Investment Trust (NYSE: PMT), which is focused on investing in mortgage-related assets: GSE credit risk transfers Interest rate sensitive strategies including MSRs, ESS and Agency MBS Prime non-Agency and HELOC securitization interests Distressed whole loans Synergistic partnership with PMT

Loan Servicing(1) Total Production(1) Trends in PennyMac Financial’s Businesses (1) Source: Inside Mortgage Finance (2) As of December 31, 2018 Market Share Market Share 6 Investment Management – PMT’s Mortgage Assets(2) 100% = $7.8 billion 1.7% 2.2% 2.8% 3.4% 3.8% 4.2% 0.8% 1.1% 1.6% 1.9% 2.3% 2.7% 34% 18% 24% 3% 21% Agency RMBS MSRs and ESS Credit Risk Transfer (CRT) Distressed whole loans and REO Loan inventory

Loan Production Overview by Channel

Correspondent

Newly originated loans acquired by PMT from approved correspondent sellers primarily for inclusion in Fannie Mae, Freddie Mac and Ginnie Mae securitizations

- PFSI manages the correspondent production program and performs loan fulfillment activities for PMT, in exchange for fulfillment fees
- Acquisitions primarily include conventional and government-insured or guaranteed residential mortgage loans
- PFSI purchases the government-insured and guaranteed loans from PMT at cost, plus a three basis point sourcing fee

Acquisitions (UPB in billions)



Government
Conventional
$22
$31
$27
$44
$63
$64
$63
2012
2013
2014
2015
2016
2017
2018

Consumer Direct

New loans for consumers, primarily sourced from the servicing portfolio and originated through PFSI's call center business

- Closely integrated with servicing operations and portfolio – generates significant recapture income
- Protects the MSR asset with origination income in refinance markets
- Capabilities in place to convert aggregation leads through non-portfolio marketing

Originations (UPB in billions)



Portfolio-sourced
Non-portfolio
$0.5
$1.1
$1.9
$4.1
$6.4
$5.5
$4.7
2012
2013
2014
2015
2016
2017
2018

Broker Direct

New loans for consumers, sourced from mortgage brokers and originated by PFSI

- Market represents an attractive growth opportunity – approximately 10% of U.S. mortgage originations
- PennyMac's offering launched in 1Q18; combines state-of-the-art technology with PFSI's industry-leading operational capabilities
- Broker portal, POWER, designed with a focus on process transparency, consistency and delivering exceptional experience for brokers on every loan, every day

Originations (UPB in millions)



Conventional
Government
$6.9
$61.8
$110.8
$199.1
1Q18
2Q18
3Q18
4Q18

PennyMac® Financial Services, Inc.

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8 (UPB in billions) Servicing Portfolio by Investor Consistent Servicing Portfolio Growth, Mainly Organic (UPB in billions) Net Portfolio Growth (UPB in billions) Loan Servicing Portfolio Composition (1) Owned portfolio in predominantly government-insured and guaranteed loans under the FHA, VA, and USDA programs. (2) Represents PMT’s MSRs. Excludes distressed loan investments (3) Early buyouts of delinquent loans from Ginnie Mae pools during the period (4) Also includes loans servicing released in connection with recent asset sales by PMT (5) Includes consumer direct production, government correspondent acquisitions, and conventional conforming and jumbo loan acquisitions subserviced for PMT (4) (5) Selected Operational Metrics 3Q18 4Q18 Loans serviced (in thousands) 1,392 1,490 active 60+ delinquent loan count at 9/30 27,361 30,799 34,063 Total Active loan count 1,101,540 1,210,136 1,327,909 60+ day delinquency rate - owned portfolio(1) 3.1% 3.3% 60+ day delinquency rate - sub-serviced portfolio(2) 0.5% 0.5% Actual CPR - owned portfolio(1) 12.3% 9.8% Actual CPR - sub-serviced(2) 8.7% 7.5% UPB of completed modifications ($ in millions) $1,190 $519 202.5876 252.4324 EBO transactions ($ in millions)(3) $974 $495 24.60% Mods april $156,499,812 may $232,017,737 june $190,688,715 $579,206,264 july $168,300,513 august $166,142,010 september $147,022,051 total $481,464,574 October $107,375,225 November $120,350,445 December $152,331,212 Jan-18 $148,068,128 82.9 82.81 Feb-18 $161,501,296 84.15 82.25 Mar-18 $232,078,182 83.64 84.24 Apr-18 $263,621,523 May-18 $352,396,248 Jun-18 $422,310,309 Jul-18 $640,948,400 Aug-18 $318,787,262 Sep-18 $230,209,253 Oct-18 $187,594,848 Nov-18 $163,217,525 Dec-18 $168,389,955 4Q18 $519,202,328 $194.2 $245.8 $299.3 2016 2017 2018 Prime owned Prime subserviced Special $245.8 $299.3 ($32.6) $67.6 $18.5 At 12/31/17 Runoff Additions from loan production MSR acquisitions At 12/31/18 $77 $106 $160 $194 $245 $299 367 1,505 0 200 400 600 800 1000 1200 1400 1600 1800 $0 $50 $100 $150 $200 $250 $300 $350 12/31/2013 12/31/2014 12/31/2015 12/31/2016 12/31/2017 12/31/2018 Government Conventional Whole loans & Other Loans serviced (in thousands)

9 Hedging Approach Moderates the Volatility of PFSI’s Results MSR Valuation Changes and Offsets (in millions) PFSI seeks to moderate the impact of interest rate changes on the fair value of its MSR asset through a comprehensive hedge strategy that also considers production-related income For the year 2018, PFSI recorded $34.1 million in fair value gains net of the performance of hedges and ESS, reflecting successful hedge results despite significant volatility in interest rates ($146.0) ($18.1) $163.7 $50.3 ($18.5) ($129.5) $416.1 $238.5 $87.3 2016 2017 2018 MSR fair value change before recognition of realization of cash flows Change in fair value of hedges and ESS liability Production pretax income

(1) Of average portfolio UPB (2) Comprised of net gains on mortgage loans held for sale at fair value and net interest income related to EBO loans (3) Changes in fair value do not include realization of MSR cash flows, which are included in amortization and realization of MSR cash flows above (4) Includes market-driven fair value changes and provision for impairment (5) Considered in the assessment of MSR fair value changes 2016 2017 2018 Significant increase in operating profit driven by portfolio growth resulting from solid loan production volumes, supplemented by bulk MSR acquisitions and effective management of early buyout (EBO) opportunities Operating expenses have held steady as a percentage of average UPB despite an aging portfolio; expect benefits going forward from greater economies of scale, technology investments and portfolio growth Income from EBO-related activities (EBO revenue less transaction-related expenses) reflects our core operating expertise in servicing government insured and guaranteed loans Servicing Profitability Excluding Valuation-Related Changes 10 Updated 7/19/18 2016 2017 2018 Q/Q Y/Y $ in millions basis points(1) $ in millions basis points(1) $ in millions basis points(1) $ in millions basis points(1) Operating revenue $ 503.6 28.8 $ 621.7 28.0 $ 771.5 28.6 $ 6.33 (0.05) 3.63% Amortization and realization of MSR cash flows (204.6) (10.9) (236.6) (10.7) (280.0) (10.4) $ (4.05) (0.26) 6.62% EBO-related revenue(2) 75.3 4.3 138.7 6.2 171.4 6.4 $ (3.06) (0.75) -6.36% Servicing expenses: Operating expenses (195.5) (11.2) (249.5) (11.2) (302.6) (11.2) $ 2.23 0.79 -2.92% Credit losses and provisions for defaulted loans (40.8) (2.3) (58.2) (2.6) (66.9) (2.5) $ (0.66) (0.02) 4.62% EBO transaction-related expense (19.9) (1.1) (33.8) (1.5) (41.2) (1.5) $ (3.76) (0.53) 49.55% Financing expenses: Interest on ESS (22.6) (1.3) (17.0) (0.8) (15.1) (0.6) $ 0.02 0.03 -0.60% Interest to third parties (24.0) (1.4) (62.5) (2.8) (90.5) (3.4) $ 2.47 0.51 -10.85% Pretax income excluding valuation-related changes $ 71.5 4.1 $ 103.0 4.6 $ 146.5 5.4 $ (0.49) (0.29) 134.13% Valuation-related changes(3) 134.13% MSR fair value(4) $ (146.0) $ (18.1) $ 163.7 $ (85.55) 0.00 -66.94% ESS liability fair value 23.9 19.4 (8.5) $ 5.93 0.00 -85.62% Hedging derivatives losses 26.4 (37.9) (121.0) $ 79.30 0.00 -76.55% Provision for credit losses on active loans(5) (12.0) (7.6) (8.3) $ 0.49 0.00 38.92% Servicing segment pretax income (loss) $ (36.1) $ 58.7 $ 172.3 $ (0.31) 0.00 -0.56% (1) Of average portfolio UPB, annualized (2) Comprised of net gains on mortgage loans held for sale at fair value and net interest income related to EBO loans (3) Changes in fair value do not include realization of MSR cash flows, which are included in amortization and realization of MSR cash flows above -17% (4) Includes fair value changes and provision for impairment -19% (5) Considered in the assessment of MSR fair value changes -38% 37% Ending Servicing Portfolio $ 194,240,002 $ 245,848,491 Average Servicing Portfolio $ 174,642,899 $ 222,061,682 $ 269,689,937 37.1 35.8 34.5 -4% -7%

11 Mortgage market consolidation is expected to continue PennyMac Financial is well-positioned to gain share as industry participants exit or adjust their strategies to the highly-competitive market environment Opportunities to acquire bulk MSR portfolios expected to increase Targeting market share growth in all three production channels Correspondent – focus on growth of non-delegated and expanding our relationships with community banks and credit unions Broker Direct Lending – launched broker direct channel in 2018; focus on leveraging our technology and experienced sales force to drive continued growth in 2019 Consumer Direct Lending – expanded refinance opportunities as a result of lower mortgage rates thus far in 2019; remain focused on growing purchase-money and non-portfolio volumes Development of new products HELOCs – first non-bank lender to directly offer a HELOC to our servicing portfolio of 1.5 million customers Prime non-QM – launched in the correspondent channel in January Opportunity to grow investment management activities with PMT’s ability to invest in the securitization interests from both products Technology investments are integral to PennyMac Financial’s leading platform Successfully deploying and implementing new technologies to improve the speed, accuracy and scalability of our operations while also facilitating new business opportunities and competitive advantages Growth Drivers for PennyMac Financial

12 Technology Development and Utilization Differentiates PFSI Proprietary systems development combined with third-party technology Innovative and strategic technology utilization driving cost savings and scale efficiencies Agile development methodology to improve speed and value creation while lowering cost Development focus on both customer facing interfaces (e.g., portals) and operational “back office” technologies to improve profitability and realize competitive advantages Servicing System Enhancements Greater pricing granularity and real-time pricing updates Sophisticated and proprietary loan bidding system Centralized margin management tools utilizing machine learning Origination and Fulfillment Workflow Pricing and Margin Management Systems Examples of key technologies deployed or in development: Multi-year project nearing completion – focused on automated workflows with sustainable efficiencies and cost savings Incremental implementation through phased release of enhancement modules; over 110 modules completed, the majority of which are already in use Performing data anomaly testing to improve quality and mitigate risk Expansion of robotic process automation and machine learning applications Deepening of customer relationship management capabilities Enterprise Risk Management Proprietary risk intelligence system that enhances risk monitoring activities across the organization Strengthens our capabilities to identify and mitigate risks as they emerge

PennyMac Financial Is a Strong Independent Mortgage Company



As of December 31, 2018
($ in millions)
$7,479
$7,479
Mortgage Loans Held for Sale $2,522
Cash & Short-term Investments $273
Mortgage Servicing Rights $2,821
Servicing Advances $313
Loan eligible for repurchase $1,103
Other Assets & Receivables $447
Warehouse Financing $2,326
GNMA MSR Term Notes1,292
MSR VFN Repo $140
ESS Financing $216
Liability for loans eligible for repurchase $1,103
Other Liabilities & Payables $747
Stockholders' Equity $1,654
Assets
Liabilities & Equity

- Comprehensive mortgage platform and balanced model with leading production and servicing businesses
- Strong balance sheet with low leverage versus competitors
  - Debt to equity of 2.4x
- Diversified liquidity sources and term debt that finances the largest asset (MSRs)
  - Unique and cost effective funding structures with strong bank partnerships to support growth
- Well-developed and sophisticated risk management structure combines extensive market expertise with technology to identify and monitor risks across the enterprise
- Simplified corporate structure in 4Q18, converting all equity ownership into a single class of common stock

Considerable oversight from State regulators, CFPB, GSEs, ratings agencies and bank counterparties

PennyMac Financial Services, Inc.

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PennyMac Investor Relations www.ir.pennymacfinancial.com Phone: (818) 264-4907 Email: PFSI_IR@pnmac.com